                                                         PAGE 1
                           SCHEDULE 14A INFORMATION

                         Proxy Statement Pursuant to
                            Section 14(a) of the
                       Securities Exchange Act of 1934
                             (Amendment No.     )

  Filed by Registrant   [   ]
  Filed by a Party other than Registrant    [ X ]
  Check the appropriate box:
       [   ]  Preliminary Proxy Statement
       [   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
       [ X ]  Definitive Proxy Statement
       [   ]  Definitive Additional Materials
       [   ]  Soliciting Material Pursuant to Section 240.14a-12


                                RENTECH, INC.
               (Name of Registrant as Specified In Its Charter)

                     LOREN L. MALL, BREGA & WINTERS P.C.
     (Name of Person(s)) Filing Proxy Statement if other than Registrant)

  Payment of Filing Fee (Check the appropriate box):
       [ X ]  No fee required.
       [   ]  Fee computed on table below per Exchange Act Rules
              14a-6(i)(1) and 0-11.
                 1) Title of each class of securities to which transaction applies.
                                -------------------------
                 2)  Aggregate number of securities to which transaction
                     applies.
                                -------------------------
                 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                -------------------------
                 4)  Proposed maximum aggregate value of transaction:

                                                     ------------
                 5)  Total fee paid:

                                                             ------------

       [   ]  Fee paid previously with preliminary materials.

       [   ]  Check box if any part of the fee is offset as provided by
  Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)  Amount Previously Paid:
                                          ---------------

            2)  Form, Schedule or Registration Statement No.:
                                                                ---------
            3)  Filing Party:
                                -----------------------------------
            4)  Date Filed:
                                -----------------------------------

       Definitive copies of the proxy statement and proxy card are to be released to stockholders on April 19, 2000.

                                RENTECH, INC.
                         1331 17th Street, Suite 720
                            Denver, Colorado 80202
                               (303) 298-8008

                       --------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD MAY 25, 2000

                       --------------------------------



       The annual meeting of shareholders of Rentech, Inc. will be held at Courtyard by Marriott, Cosmopolitan Room, 934 16th Street, Denver, Colorado, on May 25, 2000 at 9:00 a.m. (local time) for the following purposes:

       1.  To elect two directors for terms of three years each;

       2. To transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

       Accompanying this notice is a form of proxy, a proxy statement, and a copy of Rentech's 1999 annual report to shareholders. The 1999 annual report to shareholders is not a part of the proxy soliciting material.

       Only holders of record of the common stock of Rentech at the close of business on April 5, 2000 will be entitled to notice of and to vote at the meeting and any adjournments or postponements of the meeting.

                                By Order of the Board of Directors



                                RONALD C. BUTZ,
                                Secretary


  Denver, Colorado
  April 17, 2000

  It is important that your shares be represented at the meeting. Even if you plan to attend the meeting, please read the enclosed proxy statement and then vote by completing, signing and mailing the proxy card in the return envelope. Postage is prepaid. Returning the proxy card will not limit your right to attend or vote at the meeting.

                                RENTECH, INC.
                 1331 17th Street, Suite 720
                                   Denver, Colorado 80202


                      --------------------------------

                       PROXY STATEMENT

                      --------------------------------

                        ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MAY 25, 2000

       This proxy statement is furnished to shareholders in connection with solicitation by the board of directors of Rentech, Inc. of proxies for use at the annual meeting of shareholders to be held at Courtyard by Marriott, Cosmopolitan Room, 934 16th Street, Denver, Colorado, on May 25, 2000 at 9:00 a.m., local time, and at any adjournments or postponements of the meeting.

       Rentech anticipates that this proxy statement and the accompanying form of proxy will be first sent or given to shareholders on or about April 17, 2000. All expenses of soliciting proxies will be borne by Rentech. The solicitation will initially be made by mail. Directors, officers and employees of Rentech not specifically employed for that purpose may later solicit proxies without additional or special compensation. They may use mail, telephone, facsimile transmission, telegraph or personal interviews for these communications. Rentech will also supply brokerage houses, custodians, and other fiduciaries holding stock in their names for beneficial owners, with the number of proxy materials they may require for mailing to beneficial owners. Rentech will reimburse the fiduciaries for their reasonable expenses incurred in distributing proxy materials.


                     VOTING SECURITIES AND VOTING RIGHTS

       Only shareholders of record at the close of business on April 5, 1999 are entitled to vote at the annual meeting or any adjournments or postponements of the meeting. On that date Rentech had outstanding 60,873,079 shares of common stock. Each share of common stock outstanding on that date entitles the holder to one vote on each matter to come before the meeting.

       A quorum for the transaction of business at the meeting requires the presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote at the meeting.

       If a quorum is present at the meeting, the two nominees for election as directors who receive the greatest number of votes cast for the election of directors at the meeting will be elected directors. Any other matters submitted to a vote of the shareholders will be approved if they receive the affirmative vote of the holders of a majority of shares present in person or by proxy and entitled to vote on the matter. Abstentions from votes and "broker non-votes" (shares held by brokers or nominees which are voted on at least one matter but which are not voted on a particular matter because the broker or nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner of such shares) will be counted as present for purposes of determining whether a quorum is present at the annual meeting. Abstentions will be treated as present and entitled to vote at the meeting. Accordingly, abstentions (i) will have no effect on the outcome of the election of directors, and (ii) will have the same effect as a vote against all other matters presented to shareholders at the annual meeting. Broker non-votes on a matter will not be considered present and entitled to vote on that matter and, accordingly, (i) will have no effect on the outcome of a matter requiring the approval of the holders of a plurality or majority of the shares present, in person or by proxy, and entitled to vote at the annual meeting, and (ii) will have the same effect as a vote against a matter requiring the approval of a majority of all shares outstanding and entitled to vote at the annual meeting.

       Without affecting any vote previously taken, any shareholder may revoke a proxy at any time before it is voted, either by delivering to the Secretary of Rentech a written notice of revocation or a properly signed proxy bearing a later date, or by voting in person at the annual meeting. Attendance at the meeting will not in and of itself constitute a revocation of a proxy.

       All properly executed proxy cards returned pursuant to this solicitation and not revoked will be voted at the meeting in accordance with the directions given. If no specific instructions are given for a matter to be voted upon, the proxy holders will vote the shares covered by proxies received by them (i) FOR the election of the nominees to the board of directors, and (ii) in accordance with the directors' recommendations on any other matters that may come before the meeting.


                       1.  ELECTION OF DIRECTORS

       Rentech's board of directors currently consists of six members. The board is divided into three classes of two directors each. The directors in each class are elected for three years and until the election and qualification of their successors.

       John J. Ball and Erich W. Tiepel have been nominated for reelection as Class III directors for a term of three years each. All other members of the board of directors will continue in office until the expiration of their respective terms at the 2001 or 2002 annual meeting of shareholders.

       The two nominees are presently members of the board of directors. Directors will be elected by the affirmative vote of a plurality of the votes cast by the holders of shares of common stock present, in person or by proxy, and entitled to vote at the annual meeting. If the accompanying proxy card is properly signed and returned to Rentech at or prior to the annual meeting, it will be voted for the election of the nominees, unless contrary instructions are specified. Although the board of directors has no reason to believe that either of the nominees will decline or be unable to serve as a director, should that occur, the persons appointed as proxies in the accompanying proxy card intend to vote, unless the number of nominees or directors is reduced by the board of directors, for such other nominee or nominees as the board of directors may designate. The board of directors recommends a vote FOR the two nominees.


  2000 Nominees for Election to the Board of Directors:

       John J. Ball, Director---

       Mr. Ball, age 57, has served as a director of Rentech since 1998. He received a Bachelor of Education and Arts Degree from Mount Allison University in 1966 and a Bachelor of Laws Degree from Dalhousie University in 1969. He was admitted to the Nova Scotia Bar in 1970 and the Ontario Bar in 1971. After his admission to the Bar he joined the firm of McMillan Binch, Toronto, as an associate from 1971 to 1975. He then formed Broadhurst & Ball, Mississauga, as a partner from 1975 to 1984 and subsequently formed Keyser Mason Ball, Mississauga, as a senior partner from 1984 to present. He is presently a director of The Mississauga Hospital Chair of the Bio-Ethics Committee and is a member of the Board Merger Committee in connection with the amalgamation of The Mississauga Hospital and The Queensway Hospital. Mr. Ball is past member of the Board and Executive Committees of Mount Allison University and is a past Chair of the Vanier Cup, which sponsors the Canadian National University Football Championship.

       Erich W. Tiepel, Director---

       Dr. Tiepel, age 56, has served as a director of Rentech since 1983.
  He obtained a Bachelor of Science degree in Chemical Engineering from the University of Cincinnati in 1967, and a Ph.D. in Chemical Engineering from the University of Florida in 1971. Dr. Tiepel has twenty-three years of experience in all phases of process design and development, plant management and operations for chemical processing plants. In 1981, Dr. Tiepel was a founder of Resource Technologies Group, Inc. (RTG), a high technology consulting organization specializing in process engineering, water treatment, hazardous waste remediation, and regulatory affairs. Dr. Tiepel has been president of RTG since its inception. From 1977 to 1981 he was project manager for Wyoming Mineral Corporation, a subsidiary of Westinghouse Electric Corp., Lakewood, Colorado, where his responsibilities included management of the design, contraction and operation of groundwater treatment systems for groundwater cleanup programs. From 1971 to 1976 he was a principal project engineer for process research for Westinghouse Research Labs. From 1967 to 1971, he was a trainee of the National Science Foundation at the University of Florida in Gainesville, Florida.


  Continuing Class I Directors (With Terms Expiring in 2001):

       Ronald C. Butz, Vice President, Chief Operating Officer, Secretary and Director---

       Mr. Butz, age 62, has served as a director of Rentech since 1984. He received a Bachelor of Science degree in Civil Engineering from Cornell University in 1961 and a Juris Doctor degree from the University of Denver in 1965. From 1966 to 1982, Mr. Butz was a practicing attorney in Denver, Colorado with the firm of Grant, McHendrie, Haines and Crouse, P.C. In 1982, Mr. Butz became a shareholder, vice president and chief operating officer of World Agricultural Systems, Ltd., a privately-held Colorado corporation specializing in the international marketing of commodity storage systems. He resigned these offices in December 1983. In 1984, Mr. Butz became president of Capital Growth, Inc., a privately-held Colorado corporation providing investment services and venture capital consulting.
  In October 1989, Mr. Butz was appointed vice president of Rentech, in June 1990 he was appointed secretary, and in May 1998 he was appointed chief operating officer.

       Douglas L. Sheeran, Director---

       Mr. Sheeran, age 62, has served as a director of Rentech since 1998.
  He received a Bachelor of Arts degree in Industrial Psychology from Miami University, Oxford, Ohio, in 1960. He held a number of human resource positions of increasing scope and responsibility with Home Life Insurance Company from 1960-1962, Kraft Foods from 1962-1965, Electronic Associates Inc. from 1965-1968, and Celanese Corporation from 1968-1973. These positions covered a range of labor relations, organizational development, compensation and benefit responsibilities at both operating sites and corporate staff. From 1973 until 1986 Mr. Sheeran was employed by Purolator Automotive Group and became Vice President, Human Resources, with responsibilities for multiple North American business units. He resigned in 1986 and founded FCI Inc., a human resource consulting firm specializing in executive staffing, merger planning and organizational effectiveness. FCI's client base includes Fortune 500 and start-up firms in technology, pharmaceutical, automotive and consumer durable industries. Mr. Sheeran is president of FCI, Inc.


  Continuing Class II Directors (With Terms Expiring in 2002):

       Dennis L. Yakobson, President, Chief Executive Officer, Director and Chairman of the Board---

       Mr. Yakobson, age 63, has served as a director of Rentech and chairman of the board since 1983. He received a Bachelor of Science degree in Civil Engineering from Cornell University in 1959 and a Masters Degree in Business Administration from Adelphi University in 1963. From 1960 to 1969 he was employed by Grumman Aerospace Corporation, his final position with it being contract administrator with responsibility for negotiation of prime contracts with governmental agencies. From 1969 to 1971 he was employed by Martin Marietta Corporation, Denver, Colorado (now Lockheed Martin Corporation) in a similar position. From 1971 through 1975 he was employed by Wyoming Mineral Corporation in Denver as a contract administrator. In 1976, he was employed by Power Resources Corporation, Denver, Colorado, a mineral exploration company, as vice president-land, secretary, treasurer, and a director. In 1979 he became a director and the secretary of Nova Petroleum Corporation, also in Denver, Colorado and in 1981 became its vice president of administration and finance. He resigned from Nova in November 1983 to become a director and assume the presidency of Rentech.


       John P. Diesel, Director---

       Mr. Diesel, age 73, has served as a director of Rentech since 1989.
  He received a Bachelor of Science degree in Industrial Engineering from Washington University in 1951. Prior to attending the University he served in the United States Navy as an aviator in the Western Pacific. Mr. Diesel was employed by McQuay-Norris Manufacturing Co. from 1951 to 1957 in the production of proximity fuses. He joined Booz Allen and Hamilton in 1957, remaining there until 1961, and being elected to the partnership at that time. Mr. Diesel joined A.O. Smith Corporation as Vice President of Planning, and held a series of manufacturing officer positions, including group vice president. In 1972 he became President of Newport News Shipbuilding, a wholly-owned subsidiary of Tenneco. There for 5 years he was responsible for, among other projects, the design and construction of the nuclear powered aircraft carriers Nimitz class and Los Angeles class submarines. In 1977 he moved to the position of Executive Vice President of Tenneco, Inc., with responsibility for its automotive, farm and construction equipment and packaging businesses. In 1978 he became President and a director of Tenneco. During his tenure at Tenneco, and after retiring, Mr. Diesel served on numerous boards of directors. These directorships included the Aluminum Company of America, Brunswick Corp,. Allied Stores, Pullman Corporation, Cooper Industries and Financial Institutions Reinsurance Group. He continues to serve on the Board of Telepad Corporation.

                     EXECUTIVE OFFICERS AND KEY EMPLOYEES

       The executive officers and other key employees of Rentech and its subsidiaries are as follows:

       Dennis L. Yakobson, President and Chief Executive Officer.

       Ronald C. Butz, Vice President-Legal, Secretary and Chief Operating Officer.

       (See background experience under "Directors").


       Charles B. Benham, Vice President-Research and Development---

       Dr. Benham, age 63, was a founder of Rentech and has been an officer of Rentech since its inception in 1981. He served as president until 1983 and as a director from inception until 1996. He received a Bachelor of Science degree in Mechanical Engineering from the University of Colorado in 1958, and a Master of Science degree in Engineering in 1964 and a Ph.D. degree in 1970, both from the University of California at Los Angeles. He worked at the Naval Weapons Center, China Lake, California, from 1958 through 1977 performing research and development on thermal and chemical processes for converting municipal solid wastes to liquid hydrocarbon fuels, thermochemical analyses of solid-fueled and ramjet engines, combustor modeling, rocket motor thrust vector control, rocket motor thrust augmentation, catalyst behavior in carbon monoxide oxidation, and in liquid hydrocarbon fuels for ramjet applications. From 1977 to 1981, he worked at the Solar Energy Research Institute in Golden, Colorado, on thermal and chemical processes for converting agricultural crop residues to diesel fuel, on thermochemical transport of solar energy using ammonia decomposition and steam reforming of methane, and on high temperature applications of solar energy. Dr. Benham has published several articles in the fields of liquid fuel production from organic waste, catalyst pellet behavior and rocket propulsion. Dr. Benham devotes his full time to the business of Rentech.

       Mark S. Bohn, Vice President-Engineering---

       Dr. Bohn, age 49, a founder of Rentech, served as a director from its organization in 1981 to June 1998. Since November 9, 1998 he has been employed by Rentech as Vice President-Engineering. He received a Bachelors degree in Mechanical Engineering from Georgia Institute of Technology, Atlanta, Georgia, in 1972, and a Master of Science degree in Mechanical Engineering in 1973 and a Ph.D. in Mechanical Engineering in 1976, both from the California Institute of Technology, Pasadena, California. He was employed from 1976 through 1978 at the General Motors Research Laboratories in Warren, Michigan. From 1978 to November, 1998 he was employed by Midwest Research Institute at the Solar Energy Research Institute (now National Renewable Energy Laboratory) in Golden, Colorado. Dr. Bohn is a registered Professional Engineer in Colorado and a Member of the American Society of Mechanical Engineers and the American Institute of Chemical Engineers. He has published numerous articles on liquid fuel production, organic waste, heat transfer, power cycles, aerodynamics, optics, acoustics, solar thermal energy, and co-authored the textbook, Principles of Heat Transfer (Brooks Cole Publishing).

       James P. Samuels, Vice President-Finance, Treasurer, and Chief Financial Officer---

       Mr. James P. Samuels, age 52, has served as Vice President-Finance, Treasurer and Chief Financial Officer of Rentech since May 1, 1996. He has executive experience in general corporate management, finance, sales and marketing, information technologies, and consulting for both large companies and development stage businesses. He received a Bachelor's degree in Business Administration from Lowell Technological Institute in 1970, and a Master of Business Administration degree in 1972 from Suffolk University, Boston, Massachusetts, in 1972. He completed an executive program in strategic market management through Harvard University in Switzerland in 1984. From December 1995 through April 1998, he provided consulting services in finance and securities law compliance to Telepad Corporation, Herndon, Virginia, a company engaged in systems solutions for field force computing. From 1991 through August 1995, he served as chief financial officer, vice president-finance, treasurer and director of Top Source, Inc., Palm Beach Gardens, Florida, a development stage company engaged in developing and commercializing state-of-the-art technologies for the transportation, industrial and petrochemical markets. During that employment, he also served as president of a subsidiary of Top Source, Inc. during 1994 and 1995. From 1989 to 1991, he was vice president and general manager of the Automotive group of BML Corporation, Mississauga, Ontario, a privately-held company engaged in auto rentals, car leasing, and automotive insurance. From 1983 through 1989, he was employed by Purolator Products Corporation, a large manufacturer and distributor of automotive parts. He was president of the Mississauga, Ontario branch from 1985 to 1989; a director of marketing from 1984 to 1985; and director of business development and planning during 1983 for the Rahway, New Jersey filter division headquarters of Purolator Products Corporation. From 1975 to 1983, he was employed by Bendix Automotive Group, Southfield, Michigan, a manufacturer of automotive filters, electronics and brakes. He served in various capacities, including group director for management consulting services on the corporate staff, director of market research and planning, manager of financial analysis and planning, and plant controller at its Fram Autolite division. From 1973 to 1974, he was employed by Bowmar Ali, Inc., Acton, Massachusetts, in various marketing and financial positions, and in 1974 he was managing director of its division in Wiesbaden, Germany.

       Frank L. Livingston, Vice President and General Manager, OKON, Inc.---

       Mr. Frank L. Livingston, age 57, has served as Vice President and general manager of OKON, Inc, a wholly-owned subsidiary of Rentech, since Rentech acquired OKON in March 1997. Mr. Livingston joined OKON in 1975 as sales manager and was promoted to Vice President of Sales in 1984. Mr. Livingston also became a 24% owner of OKON at that time. In addition to his sales and marketing responsibilities, he was also responsible for manufacturing and research and development for OKON. Mr. Livingston also served on OKON's board of directors. With the sale of OKON to Rentech in 1997, Mr. Livingston continues to serve on its board of directors. He received a Bachelor of Science Degree in Chemistry from Colorado State University in 1965. He was employed by Mallinckrodt Chemical Co. from 1965 to 1971. While with it, he worked as a process research chemist and formulator prior to becoming a specialty marketing manager for the industrial chemical division. From 1971 to 1975 Mr. Livingston was employed by Gates Rubber Co. in Denver, Colorado as a sales and marketing manager for a specialty chemical venture start-up business within the company. He also worked as a research market analyst for the venture group. Projects of the venture group included specialty chemicals and lead-acid battery technology, as well as rubber products made by the company for off-shore oil exploration and production.

       Jimmie D. Fletcher, General Manager, Petroleum Mud Logging, Inc.---

       Mr. Jimmie D. Fletcher, age 46, is general manager of Petroleum Mud Logging, Inc. Mr. Fletcher has 26 years of experience in mud logging. From 1995 to August 15, 1999, Mr. Fletcher was employed by Penson Well Logging as its general manager and marketing officer. From 1988 through 1994, Mr. Fletcher worked for Petroleum Mud Logging, Inc., of Oklahoma City, owned by Hoyt L. Hudspeth, as a mud logging technician. From 1981 to 1988, Mr. Fletcher was employed by OFT Exploration in Oklahoma City as a well site geologist, and also worked as a consulting geologist. His first work experience was with Dresser Industries in 1973 to 1974 as a mud logger. Mr. Fletcher obtained a B.S. in Business Administration and a minor in Geology and Economics from Southwestern State College of Oklahoma in 1974.

       There are no family relationships among the executive officers. There are no arrangements or understandings between any officer and any other person pursuant to which that officer was selected.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following tables set forth certain information as of the record date by (i) all persons who own of record or are known to Rentech to beneficially own more than 5% of the issued and outstanding shares of common stock, and (ii) by each director, each director nominee, each of the executive officers named in the tables under "Executive Compensation," and by all executive officers and directors as a group:

                                                                                      Percent of
                                                        Amount and Nature             Class Based
                                Positions and           of Beneficial Common          on Beneficial
Name and Address                Offices Held            Stock Ownership(1)            Ownership
----------------                -------------           --------------------         -------------
Anschutz Investment Company     Shareholder                  1,000,000 of record        6.6%
555 17th St, Ste 2400                                       (3,000,000 indirectly)(1)
Denver, CO 80202

Azure Energy Fund, Inc.         Shareholder                  2,291,667 of record        7.5%
Omar Hodge Building                                         (2,291,667 indirectly)(1)
Road Town Tortola
Virgin Islands

John J. Ball                    Director                        75,000 of record           *
201 City Centre Dr., Ste 701                                   (42,000 indirectly)(1)
Mississauga, Ontario
  L5B 2T4

Charles B. Benham               Vice President-Research        275,440 of record        1.3%
12401 E. 37th Avenue            and Development               (520,880 indirectly)(1)
Denver, CO 80239

Mark S. Bohn                    Vice President-                443,431 of record        1.3%
12401 E. 37th Avenue            Engineering                   (322,092 indirectly)(1)
Denver, CO 80239

Ronald C. Butz                  Vice President, Chief          244,151 of record(2)     1.2%
1331 17th Street, Ste 720       Operating Officer,            (465,880 indirectly)(1)
Denver, CO 80202                Secretary and Director




John P. Diesel                  Director                        75,000 of record           *
1224 U.S. Highway #1, Ste. D                                   (40,000 indirectly)(1)
No. Palm Beach, FL 33408

Frank L. Livingston             Vice President and              40,000 of record           *
6000 W. 13th Avenue             Manager, OKON, Inc.            (66,000 indirectly)(1)
Lakewood, CO 80214

Forest Oil Corporation          Shareholder                  1,000,000 of record        6.6%
1600 Broadway, Ste 2200                                     (3,000,000 indirectly)(1)
Denver, CO 80202

James P. Samuels                Vice President - Finance,      180,500 of record        1.2%
1331 17th St., Suite 720        Chief Financial Officer       (564,000 indirectly(1)
Denver, CO 80202

Douglas L. Sheeran              Director                       165,850 of record           *
c/o FCI, Inc.                                                  (40,000 indirectly)(1)
621 Shrewsbury Avenue
Shrewsbury, NJ 07702

Erich W. Tiepel                 Director                       198,277 of record           *
3900 S. Wadsworth, Ste 155                                    (302,448 indirectly)(1)
Lakewood, CO 80235

Dennis L. Yakobson              President, Chief Exec-         374,154 of record        1.5%
1331 17th Street, Suite 720     utive Officer and Director    (537,400 indirectly)(1)
Denver, CO 80202

Dresser Engineers &             Shareholder                  3,680,168 of record        6.0%
  Constructors, Inc.
325 N. St. Paul Street
Dallas, TX 75201

All Directors and Executive     Officers and Directors       2,071,803 of record        8.2%
Officers and a Group                                        (2,900,700 indirectly)     (3.4% of
  (10 persons)                                                                          record)
---------------
*     Less than 1%
(1)   Includes shares of common stock underlying presently exercisable stock options or stock purchase warrants.
(2)   Does not include 257,432 shares of common stock held of record by Mr. Butz's spouse as to which shares he disclaims beneficial ownership and investment and voting power.

                            EXECUTIVE COMPENSATION


  Employment Contracts


       The executive officers of the Company serve at the pleasure of the Board of Directors and do not have fixed terms. Executive officers generally are elected at the annual director meeting immediately following the annual stockholder meeting. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board whenever in its judgment the best interests of the Company will be served thereby, without prejudice to contractual rights, if any, of the person so removed.

       There are no family relationships among the executive officers. There are no arrangements or understandings between any officer and any other person pursuant to which that officer was elected.

       The Company employs Messrs. Yakobson, Benham and Butz pursuant to employment contracts that extend through March 31, 2002. Mr. Samuels is employed pursuant to an employment contract that extends to January 1, 2002. Mr. Livingston is employed according to a contract that extends to March 14, 2000. Mr. Fletcher is employed according to a contract that extends to August 15, 2000.

       The contracts provide that the individuals will serve in their present capacities as officers, together with such duties, responsibilities and powers as the board of directors may reasonably specify. The contracts provide for annual cost of living adjustments. If the Company terminates employment early without cause, the contracts provide for continuation of salary for the remainder of the term or one year, whichever is more, as severance pay. The contracts impose obligations of confidentiality as well as covenants not to compete with the Company for three years following termination of employment for any reason whatsoever.

       Rentech's success with its technology and in implementing its business plan to develop advanced technology businesses are both substantially dependent upon the contributions of its executive officers and key employees. The individuals include Dr. Charles B. Benham, Dr. Mark S. Bohn, and Dennis L. Yakobson, each of whom have jointly and individually invented various aspects of the Rentech GTL Technology. At this stage of the Company's development, economic success of the Rentech GTL Technology depends upon design of conversion plants and their startup to achieve optimal plant operations. That effort and establishment of the Company's advanced technology businesses both require knowledge, skills, and relationships unique to the Company's key personnel. Moreover, to successfully compete with its Rentech GTL Technology and advanced technologies, the Company will be required to engage in continuous research and development regarding processes, products, markets and costs. Loss of the services of the executive officers or other key employees could have a material adverse effect on Rentech's business, operating results and financial condition. Rentech does not have key man life insurance. Rentech believes its employment contracts with its key personnel will be extended.


  Cash Compensation

       The following table shows all cash compensation paid or to be paid by Rentech or any of its subsidiaries, as well as other compensation paid or accrued during the fiscal years indicated to the chief executive officer and the four other highest paid executive officers of Rentech as of the end of Rentech's last fiscal year whose salary and bonus for such period in all capacities in which the executive officer served exceeded $100,000.

                          Summary Compensation Table
                                                                                   Long Term Compensation
                                     Annual Compensation                          Awards            Payouts
                                -------------------------------------------  -------------------    -------
(a)                     (b)     (c)          (d)     (e)         (f)         (g)        (h)         (i)
                                                     Other       Restricted             All
Name and                                             Annual      Stock       LTIP       Other
Principal                                    Bonus   Compen-     Award(2)    Options/   Payouts     Compen-
Position                Year     Salary($)   ($)     sation($)   ($)         SARs (#)   ($)         sation($)
------------------      ----     --------   -----    ---------   --------    -------    ---------   ------
Dennis L. Yakobson      1999     $161,676    ---     ---         ---          35,000     ---        ---
  Chief Executive       1998      132,090    ---     ---         ---          20,000     ---        ---
    Officer             1997      114,954    ---     ---         ---         462,400     ---        ---

Ronald C. Butz, Chief   1999     $150,972    ---     ---         ---          35,000     ---        ---
  Operating Officer     1998      128,058    ---     ---         ---          20,000     ---        ---
                        1997      110,970    ---     ---         ---         450,880     ---        ---

Charles B. Benham       1999     $134,308    ---     ---         ---          30,000     ---        ---
  Vice President-       1998      128,058    ---     ---         ---          20,000     ---        ---
  Research &            1997      110,970    ---     ---         ---         450,880     ---        ---
  Development

Mark S. Bohn            1999     $122,609    ---     ---         ---          30,000     ---        ---
  Vice President -      1998          ---    ---     ---         ---             ---     ---        ---
  Engineering           1997          ---    ---     ---         ---             ---     ---        ---

James P. Samuels        1999     $133,144    ---     ---         ---          30,000     ---        ---
  Chief Financial       1998      128,058    ---     ---         ---          20,000     20,000     ---
  Officer               1997       94,731    ---     ---         ---         579,500     ---        ---
______________

  Option/SAR Exercises and Holdings

       The following table sets forth information with respect to the named executives, concerning the exercise of options and/or limited SARs during the last fiscal year and unexercised options and limited SARs held as of the end of the last fiscal year:

                                   Aggregated Options/SAR Exercises
                      in Last Fiscal Year and FY-End Option/SAR Values:

(a)                   (b)            (c)             (d)              (e)
                                                     Number of
                                                     Securities       Value of
                                                     Underlying       Unexercised
                                                     Unexercised      In-the-Money
                       Shares                        Options/SARs     Options/SARs
                       Acquired                      at FY-End (#)    at FY-End ($)
                       on             Value          Exercisable/     Exercisable/
Name                   Exercise(#)    Realized($)    Unexercisable    Unexercisable
-------------------    -----------    -----------    -------------    -------------
Dennis L. Yakobson     ---             ---           537,400(1)        $157,259
Ronald C. Butz         ---             ---           465,880(1)         135,796
Charles B. Benham      ---             ---           520,880(1)         152,896
Mark S. Bohn           ---             ---           322,092(1)          90,142
James P. Samuels       49,500          $12,375       564,000(1)         169,178
_______________
(1)  Exercisable.


  Option/SAR Repricings

       There have been no adjustments or amendments to the exercise price of stock options or SARs previously awarded to any of the named executive officers, whether through amendment, cancellation or replacement grants or any other means during the last fiscal year.

                                  Option/SAR Grants in Last Fiscal Year*
                                          Individual Grants
(a)                    (b)            (c)            (d)                         (e)
                       Number of      % of Total                  Market
                       Securities     Options/SARs   Exercise     Price on
                       Underlying     Granted to     or Base      Date of        Expi-
                       Options/SARs   Employees in   Price        Grant          ration
Name                   Granted(#)     Fiscal Year    ($/Sh)       ($/Sh)*        Date
------------------     -----------    -----------     --------    ----------     -------
Dennis L. Yakobson     35,000         12.50%         .625         .625          07/26/04

Ronald C. Butz         35,000         12.50%         .625         .625          07/26/04

Charles B. Benham      30,000         10.71%         .625         .625          07/26/04

Mark S. Bohn           30,000         10.71%         .625         .625          07/26/04

James P. Samuels       30,000         10.71%         .625         .625          07/26/04
_______________
*The market price is determined by averaging the closing bid and ask price on the date of grant.

  Profit Sharing Plan

       The Company has adopted a profit sharing plan for the benefit of all employees. The plan is administered by a committee appointed by the board of directors. Awards by the committee to its members will be subject to approval by the disinterested members of the board of directors. Awards are discretionary and shall not aggregate an amount in excess of five percent of audited pre-tax earnings before depreciation, amortization and extraordinary income for the preceding fiscal year. Bonuses are payable only if such pre-tax earnings exceed $500,000 for the year.

       On January 1, 1998, the Company established a 401(k) plan. Employees who are at least 21 years of age are eligible to participate in the plan and share in the employer matching contribution. The employer is currently matching 50% of the first 6% of the participant's salary deferrals. All participants who have completed 1,000 hours of service and who are employed on the last day of the plan year are eligible to share in the non-matching employer contributions. Employer matching and non-matching contributions vest immediately in years in which the plan is not top heavy. During years in which the plan is top heavy, employer matching and non-matching contributions vest 100% after three years of service. The Company contributed $35,265 and $14,352 to the plan for the years ended September 30, 1999 and 1998.

              MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

       The board of directors held five meetings during the fiscal year ended September 30. No director attended fewer than 85% of the meetings of the board of directors (held during the period for which he has been a director) and the total number of meetings of committees of the board of directors on which he served (during the period that he served).

       The board of directors has a standing audit committee and stock option committee. It has no standing nominating committee.

       The audit committee currently consists of Messrs. John J. Ball, John
  P. Diesel and Erich W. Tiepel. The audit committee formally met two times during the fiscal year ended September 30, 1999, and also met informally several other times. The function of the audit committee is to review the nature and scope of the services of the independent public accountants, to confer with the independent public accountants, to review the results of their audit and Rentech's internal accounting controls, and to provide assistance to the board of directors with respect to its corporate and reporting practices.

       The stock option committee currently consists of Messrs. Erich W. Tiepel and Douglas L. Sheeran. The committee formally met two times during the fiscal year ended September 30, 1999, and also met informally several other times. The function of the committee is to make recommendations to the board of directors regarding compensation to be paid to Rentech's key employees in the form of stock options.


                        COMPLIANCE WITH SECTION 16(a)
                  UNDER THE SECURITIES EXCHANGE ACT OF 1934

       Rentech's executive officers and directors are required to file reports of ownership and changes in ownership of Rentech's securities with the Securities and Exchange Commission as required under provisions of the Securities Exchange Act of 1934. Based solely on the information provided to Rentech by individual directors and executive officers, Rentech believes that during the last fiscal year all directors and executive officers have complied with the applicable filing requirements.


                        INDEPENDENT PUBLIC ACCOUNTANTS

       The board of directors has selected BDO Seidman, LLP as the independent certified public accountants to audit the books, records and accounts of

  Rentech for its 2000 fiscal year. To the knowledge of management, neither such firm nor any of its members has any direct or material indirect financial interest in Rentech nor any connection with Rentech in any capacity otherwise than as independent accountants.

       A representative of BDO Seidman, LLP is expected to be present at the annual meeting of shareholders to answer proper questions and will be afforded an opportunity to make a statement regarding the financial statements.


                            SHAREHOLDER PROPOSALS

       Proposals of shareholders intended to be presented at the annual meeting of shareholders held in 2001 must be received by Rentech on or before January 17, 2001, in order to be eligible for inclusion in Rentech's proxy statement and form of proxy. To be included, a proposal must also comply with all applicable provisions of Rule 14a-8 under the Securities Exchange Act of 1934.


                            2.  OTHER BUSINESS

       Management does not know of any other matters to be brought before the annual meeting. If any other business items not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to vote such proxy in accordance with the directors' recommendations on those matters.


                                By Order of the Board of Directors,


                                RONALD C. BUTZ
                                Secretary

                                                     PAGE 19
    PROXY                             RENTECH, INC.                      PROXY
                               1331 17th Street, Suite 720
                                  Denver, Colorado 80202
              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints Linda D. Kansorka and Mark A. Koenig as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Rentech, Inc. held of record on April 5, 2000, by the undersigned at the annual meeting of shareholders to be held at Courtyard by Marriott, Cosmopolitan Room, 934 16th Street, Denver, Colorado on May 25, 2000 at 9:00 a.m. local time, and at any adjournment thereof.

  ELECTION OF DIRECTORS
     /   /  FOR nominee listed below (except as marked to the contrary below.)
     /   /  WITHHOLD AUTHORITY to vote for nominee listed below.

       For three-year terms to 2003 and until their successors are elected
  and qualified:  John J. Ball                       Erich W. Tiepel
                  /   /                              /   /

       (INSTRUCTION: Mark only one box. To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

  2. In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE AS TO WHOM AUTHORITY TO VOTE HAS NOT BEEN WITHHELD AND FOR ALL OTHER PROPOSALS.

  Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

       Dated:                          , 2000

              --------------------------------
              --------------------------------
                       Signature
  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.